Exhibit 99.1

News Release	CORPORATION

7140 Office Circle
P.O. Box 15600
Evansville, IN 47716

	Investor Contact:	Todd Taylor
	Phone:	(812) 962-5105

	Media Contact:	Eva Schmitz
	Phone:	(812) 962-5011

FOR IMMEDIATE RELEASE

Accuride Receives Court Approval on “First-Day” Motions,
Including Initial Access to DIP Financing

Motions Allow for Continued Payment of Employee Wages and Benefits, and
Access to Working Capital for Uninterrupted Supply to Customers

EVANSVILLE, Ind. — Oct. 9, 2009 — Accuride Corporation (OTCBB:  AURD) today announced that it has received approval from the U.S. Bankruptcy Court (Court) for key “first day” motions which will give the company the resources and flexibility to fund on-going uninterrupted operations.

The Court-approved motions include:

•                  Permitting Accuride to pay employee wages, employee benefits, and reimbursable expenses;

•                  Granting immediate access, to $25 million of the Company`s $50 million   Debtor-in-Possession (DIP) loan;

•                  Allowing Accuride to honor the terms of key customer programs; and

•                  Authorizing Accuride to use its existing cash management systems and bank accounts to cover future expenses including supplier payments.

“The prompt approval of our first-day motions solidifies our ability to ensure normal operations at all of our facilities, providing for uninterrupted supply and on-time delivery to our customers,” said Bill Lasky, Accuride’s President, CEO, and Chairman of the Board. “Today’s Court action, establishes a strong basis for us as we move through this process and should provide our employees, customers, and suppliers with reassurance that we have the necessary liquidity as we put into place the capital structure for the pursuit and implementation of our strategic initiatives.”

-more-

On October 8, 2009, Accuride Corporation filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the District of Delaware.  As a result of the restructuring, the Company expects to eliminate a significant portion of its existing debt and emerge as a financially stronger company with a sustainable capital structure.

Accuride Corporation is one of the largest and most diversified manufacturers and suppliers of commercial vehicle components in North America.  Accuride’s products include commercial vehicle wheels, wheel-end components and assemblies and other commercial vehicle components.  Accuride’s products are marketed under its brand names, which include Accuride, Gunite, Imperial, Bostrom, Fabco, Brillion, and Highway Original.  For more information, visit Accuride’s website at www.accuridecorp.com.

Forward-looking statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to the proposed restructuring transaction and its proposed new capital structure.  Accuride’s actual future results could differ materially from those expressed or implied in such forward-looking statements, and such statements are subject to a number of risks, uncertainties and other factors.  These factors include, among other things, whether Accuride is able to obtain bankruptcy court approval for the restructuring transaction, potential loss of support for the restructuring transaction by the senior lenders or noteholders, non-acceptance of the restructuring transaction by other Accuride stakeholders, delays in the confirmation or effective date of the restructuring transaction, failure to meet certain restructuring transaction objectives and milestones, otherwise being unable to consummate the restructuring transaction and whether Accuride determines that another restructuring alternative provides greater value to Accuride and its stakeholders.  In addition, such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

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